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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Board of Directors
Euronet Services Inc.:

  We consent to the incorporation by reference of our report on the financial statements of Euronet Services Inc., included in the Annual Report on Form 10-K for the year ended December 31, 1997 filed by Euronet Services Inc. with the Securities and Exchange Commission, as part of this Form S-3 Registration Statement.

                                          KPMG Polska Sp. z o.o.

Warsaw, Poland
June 16, 1998